Exhibit 99.1

NANO Nuclear Finalizes Acquisition of Global First Power from USNC, Strengthening its Position as a North American Leader in Nuclear Microreactor Development

Acquisition provides NANO Nuclear with Canadian licensing application for KRONOS MMR™ demonstration project in Ontario and positions the company as a leading North American microreactor developer, with concurrent construction and licensing programs in the U.S. and Canada

New York, N.Y., October 22, 2025 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company focused on developing clean energy solutions, today announced the closing of its previously announced acquisition of Global First Power Limited (GFPL) from affiliates of Ultra Safe Nuclear Corporation (USNC).

With this strategic acquisition, NANO Nuclear now directly owns the regulatory licensing application with the Canadian Nuclear Safety Commission (CNSC) to construct a KRONOS MMR™ Energy System demonstration project at Chalk River Laboratories in Ontario, Canada. The acquisition will allow NANO Nuclear to continue its advance towards submission of the License to Prepare Site (LTPS) step of the CNSC’s licensing process.

Figure 1 - NANO Nuclear Energy Finalizes Acquisition of Global First Power (Canada), Strengthening its Position as a North American Leader in Nuclear Microreactor Development

The acquisition follows NANO Nuclear’s January 2025 acquisition from USNC of intellectual property and other rights in the U.S. and Canada related to the KRONOS MMR™ microreactor and NANO Nuclear’s portable LOKI MMR™ microreactor.

The acquisition of GFPL represents an important step forward in NANO Nuclear’s efforts to construct, demonstrate, gain regulatory approval for and ultimately commercialize its KRONOS MMR™ Micro Modular Reactor Energy System and establish a North American footprint spanning both the United States and Canada. GFPL’s previous completion of the several key pre-licensing steps in Canada, including successful completion of the Vendor Design Review and early submission of the first part of the LTPS, means NANO Nuclear will continue this project from a strong foundation, enabling it to benefit from several years of regulatory engagement and progresses by GFPL and allowing it to move directly into the LTPS phase.

“The acquisition of Global First Power marks another key defining moment for NANO Nuclear,” said Jay Yu, Founder and Chairman of NANO Nuclear. “This move unifies our North American development strategy and allows us to rapidly advance both licensing and construction, making us one of the very few companies positioned to deploy advanced microreactors in both the U.S. and Canada. Following this acquisition, we are no longer theorizing about North American nuclear collaboration, we are building it.”

With this advancement, NANO Nuclear is now positioned to move expeditiously toward licensing, construction, and deployment of its KRONOS MMR™ microreactor technology within Canada’s supportive nuclear innovation framework. Importantly, NANO Nuclear believes that it has now acquired from USNC all remaining contractual, intellectual property, or regulatory applications in Canada that are necessary to progress the KRONOS MMR™ in Canada.

In parallel with its Canadian licensing progress, NANO Nuclear has initiated drilling and site preparation activities at its University of Illinois Urbana-Champaign (UIUC) project site in the United States. A milestone ceremony, scheduled for October 24, will highlight site characterization and drilling work being carried out by global infrastructure leader AECOM. NANO Nuclear intends to run its KRONOS MMR™ commercial licensing and constructions programs in the U.S. and Canada concurrently, demonstrating the Company’s capability to advance dual-path deployment strategies across North America.

By synchronizing these programs, NANO Nuclear is establishing itself as a true North American leader in microreactor technology, capable of serving diverse markets and jurisdictions with safe, scalable, and transportable nuclear power. This milestone also enhances NANO Nuclear’s portfolio of projects, which includes its three microreactors in development and supporting technologies, all aimed at expanding access to clean, reliable, and decentralized power for defense, industrial, and remote community applications.

“This acquisition represents a critical advancement toward our goal of establishing a leadership position in North American microreactor development,” said Florent Heidet, Ph.D., Chief Technology Officer and Head of Reactor Development of NANO Nuclear. “With being able to resume the licensing efforts in Canada where GFPL left off, we can remain focused on advancing the KRONOS MMR™ technology through the next stages of design and regulatory readiness. Streamlining this process significantly reduces both financial and scheduling burdens associated with licensing, allowing us to allocate capital and technical expertise more strategically to accelerate development and deployment.”

The principal consideration paid by NANO Nuclear for the GFPL acquisition was NANO Nuclear’s assumption of an approximately $640,000 liability owned by GFPL to the CNSC, which NANO Nuclear expects to pay in the near future. Additional details and background information regarding the GFPL acquisition will be provided by NANO Nuclear in a Form 8-K to be filed with the U.S. Securities and Exchange Commission.

About NANO Nuclear Energy Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include its lead project, the patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement with the U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign (UIUC), ZEUS™, a solid core battery reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are modular, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements include, without limitation, those related to the anticipated benefits to NANO Nuclear of its acquisition of GFPL and NANO Nuclear’s microreactor construction, demonstration, licensing and commercialization plans and strategies generally. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state or non-U.S. (including Canadian) nuclear licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.